SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (date of earliest event reported)               June 11, 2003
                                                 ------------------------------


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                        DEVCON INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)



                                     Florida
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                 (State or other jurisdiction of incorporation)



      000-07152                                        59-0671992
  (Commission File Number)                  (IRS Employer Identification No.)

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                    1350 East Newport Center Drive, Suite 201
                         Deerfield Beach, Florida 33442
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          (Address of principal executive offices, including Zip Code)



Registrant's telephone number, including area code           (954) 429-1500
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                                       N/A
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          (Former name or former address, if changed since last report)


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Item 7(c). Exhibits

99.1 Press Release dated June 11, 2003.

Item 9. Regulation FD Disclosure

The registrant is attaching a copy of a press release dated June 11, 2003 as
Exhibit 99.1.

Limitation on Incorporation by Reference

In accordance with general instruction B.2 of Form 8-K, the information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           DEVCON INTERNATIONAL CORP.



Dated:  June 11, 2003                                By:/s/  Jan Norelid
                                                        -----------------------
                                                     Name:  Jan Norelid
                                                     Its: VP Finance and Chief
                                                          Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.                                          Description
99.1     Press release dated June 11, 2003

EX 99.1

FOR IMMEDIATE RELEASE                                          SYMBOL:  DEVC
Wednesday, June 11, 2003                                       TRADED:  Nasdaq

        DEVCON ADDS ARMSTRONG, BENEJAM AND CAST TO BOARD OF DIRECTORS

        TAMPA, Fla., June 11-Devcon International Corp. announced today that its shareholders have elected Robert D. Armstrong, 67, Gustavo R. Benejam, 47, and James R. Cast, 54, to the company's board of directors. The new directors replace Robert L. Kester, 83, and Robert A. Steele, 87, two long-serving members of the board who are retiring. Donald L. Smith, Jr., Devcon chairman and president, said, "We are especially pleased to have seasoned businessmen such as Jim Cast, Bob Armstrong and Gustavo Benejam join our board and believe their contributions to our corporate governance will be both meaningful and substantial. This move increases our board to seven members and we believe a majority of our board members will be considered independent under NASDAQ corporate governance proposals.
       Mr. Armstrong, a sizeable Devcon shareholder, is owner and director of several corporations on St. Croix, U.S. Virgin Islands including V.I. Asphalt Products Corporation, The Buccaneer Hotel and the Bank of St. Croix. He also owns Haywood Street Redevelopment Corporation, a real estate developer and investor in North Carolina. His extensive experience includes the aggregates industry, heavy construction and engineering in the U.S. Virgin Islands. Mr. Armstrong is a graduate of Princeton University.
        Mr. Benejam is currently providing consulting services to various companies. His most recent business experience includes chief operating officer of AOL Latin America, vice president Caribbean, Andean and South Cone for Pepsico's Frito Lay division, and president-Latin America for Pepsi Cola. Mr. Benejam has an MBA from Indiana University.
        Mr. Cast is the owner of his own certified public accounting firm specializing in business acquisitions and general tax matters. Previously, he was with KPMG LLP as a senior tax partner in charge of South Florida and coordinator of KPMG's South Florida mergers and acquisitions practice. He currently serves as chairman of the board of the Covenant House of Florida. Mr. Cast has an MBA degree from the Wharton School at the University of Pennsylvania.

                                                                      MORE . . .


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PAGE 2 / DEVCON ADDS CAST, ARMSTRONG AND BENEJAM TO BOARD OF DIRECTORS

        Mr. Kester and Mr. Steele served on the company's board for 31 and 14 years respectively. Mr. Smith said, "We thank both of these long-time directors for their invaluable contributions over the years. Their knowledge and dedication will set the standards for Devcon's future board members."
        Mr. Kester has served on the board since 1972 and brought vast banking experience to Devcon at the time the company went public. He is a private investor and former chairman of Big Sky Western Bank in Montana. He retired from Florida Coast Bank after its acquisition by Barnett Bank of Florida in 1984. Mr. Kester is additionally a partner of Kester Management Trust, a real estate business in Pompano Beach, Florida.
        Mr. Steele has been a major investor and a director since 1989 and has brought to Devcon a vast knowledge of sales and financing of heavy-duty equipment. He has been chairman of the board, chief executive officer and a principal shareholder of SFM Leasing Company, Inc. and RAMS Leasing Company, Inc. since 1972 and managing partner of Steele Associates, Ltd. since 1981 and SFM Realty Associates since 1985.
         Devcon produces and distributes crushed stone, ready-mix concrete and concrete block in the eastern Caribbean. Principal operations are on St. Croix and St. Thomas in the U.S. Virgin Islands, on St. Maarten in the Netherlands Antilles, on St. Martin in the French West Indies, on Puerto Rico, and on Antigua in the independent nation of Antigua and Barbuda. The company also dredges harbors, builds marine facilities, constructs golf courses and prepares residential, commercial and industrial sites.
         This news release contains forward-looking statements related to future growth and opportunities. Actual results may differ as a result of factors over which the company has no control including hurricanes, the strength of the economy, slower than anticipated sales growth, price and product competition, and increases in raw materials costs. Additional information which could affect the company's financial results is included in regular reports to the Securities and Exchange Commission.
                                            #####

FOR MORE INFORMATION:                       Donald L. Smith, Jr.,
                                            Chairman and President,
                                            Devcon International Corp.
                                            954/429-1500
                                            -or-
                                            Investor Relations Consultants
                                            727/781-5577 or
                                            E-mail: irpro@mindspring.com